SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 6, 2002
                                                 -------------------------------

                           Outsourcing Solutions Inc.
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            (Exact Name of Registrant as Specified in Its Character)

                                    Delaware
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                  State or Other Jurisdiction of Incorporation

              333-16867                                   58-2197161
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      (Commission File Number)              (IRS Employer Identification Number)

390 South Woods Mill Road, Suite 350
      Chesterfield, Missouri                                 63017
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(Address of Principal Executive Officer)                   (Zip Code)

(Registrant's Telephone Number, Including Area Code)     (314) 576-0022
                                                     ---------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

Outsourcing Solutions Inc. (the "Company") issued a press release announcing the retirement of its president and chief executive officer, Timothy G. Beffa. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99 Press release, dated September 6, 2002, issued by Outsourcing Solutions Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OUTSOURCING SOLUTIONS INC.
                                          -------------------------------------
                                                      (Registrant)

Date:  September 6, 2002             By:  /s/ Eric R. Fencl
                                          -------------------------------------
                                          Eric R. Fencl
                                          Senior Vice President, General Counsel
                                          and Secretary